                                                                   EXHIBIT 10.1

                                        WAIVER, AMENDMENT AND AGREEMENT dated
                                  as of July 2, 1996 (this "Waiver"), to the
                                  Credit Agreement dated as of July 28, 1995, as amended by Amendment No. 1, Waiver and Consent thereto dated as of March 31, 1996 (the "Credit Agreement"), among HARVARD INDUSTRIES, INC., a Florida corporation ("Harvard"), DOEHLER-JARVIS, INC, a Delaware corporation ("Doehler-Jarvis"), the Borrowers named therein (the "Borrowers"), the several banks and other financial institutions party to the Credit Agreement (the "Lenders"), CHEMICAL BANK, a New York banking corporation ("Chemical Bank"), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, and CHEMICAL BANK DELAWARE, a Delaware banking corporation, as issuing bank (in such capacity, the "Issuing Bank").

         A. The Lenders and the Issuing Bank have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth in the Credit Agreement.

         B. Harvard, Doehler-Jarvis and the Borrowers have informed the Lenders (a) that the lower than expected performance of Doehler-Jarvis has resulted in a Material Adverse Effect and (b) that a Default exists under the Credit Agreement, as the results of operation of Harvard and its Subsidiaries are not expected to be sufficient to satisfy the provisions of Sections 6.09,
6.10 and 6.11 of the Credit Agreement.

         C. Notwithstanding the foregoing, Harvard, Doehler-Jarvis and the Borrowers have delivered to the Administrative Agent a Borrowing Request dated July 2, 1996, attached hereto as Exhibit A, and a Borrowing Request dated July 12, 1996, attached hereto as Exhibit B (collectively, the "Borrowing Requests"). In connection therewith, Harvard, Doehler-Jarvis and the Borrowers have requested that the Lenders grant a limited waiver of Section 4.01 of the Credit Agreement to the extent necessary to permit the making of Loans relating to the Borrowing Requests (the "New Loans").

         D. The Required Lenders are willing to grant such limited waiver pursuant to the terms and subject to the conditions set forth herein.

         E. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the
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sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Waiver. In connection with the making of the New Loans, the Required Lenders hereby (a) waive Section 4.01(b) of the Credit Agreement with respect to the representation and warranty set forth in Section 3.06 of the Credit Agreement and (b) waive Section 4.01(c) of the Credit Agreement with respect to any Default or Event of Default arising solely as a result of a breach by Harvard of one or more of Section 6.09, 6.10 or 6.11 of the Credit Agreement.

         SECTION 2. Amendments Relating to the Borrowing Base. (a) The definition of the terms "Eligible Inventory", "Eligible Inventory Value", "Raw Materials and Finished Goods Inventory" and "Work-in Process" are hereby deleted.

                 (b) The definition of the term "Borrowing Base" is hereby amended and restated in its entirety as follows:

                          "Borrowing Base" shall mean an amount equal to the
                 sum, without duplication, of (a) 85% of Eligible Accounts Receivable of the Harvard Borrowers and (b) 80% of the Eligible Accounts Receivable of Doehler-Jarvis and the DJ Borrowers. The Borrowing Base shall be determined by reference to the Borrowing Base Certificate most recently delivered hereunder.

                 (c) Section 5.04(f) of the Credit Agreement is hereby amended by deleting (a) the words "Inventory and" from the fourth line thereof and (b) the words "Eligible Inventory and" from the fifth line thereof.

                 (d) Section 5.11(b) of the Credit Agreement is hereby amended by deleting the words "and Eligible Inventory" from each of the third and fourth lines thereof.

         SECTION 3.  Amendment to Section 2.06 of the Credit Agreement.
Section 2.06 of the Credit Agreement is hereby amended by deleting from the end of paragraph (a) thereof the number "1.75%" and substituting therefor the number "3.75%".

         SECTION 4. Agreement as to Interest Rate. Harvard, Doehler-Jarvis and each Borrower agrees that commencing on the Effective Date, all outstanding Loans shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when the Alternate Base Rate is determined by reference to the Prime Rate and over a year of 360 days at all other times) at a rate per annum equal to the Alternate Base Rate plus 3.75%.

         SECTION 5. Acknowledgement and Agreement. Harvard, Doehler-Jarvis and each Borrower acknowledges and agrees that (a) the Lenders are not required to honor the Borrowing Requests due to the failure to satisfy the conditions to Borrowing set forth in Section 4.01 of the Credit Agreement, (b) neither this Waiver nor the making of the New Loans shall constitute a waiver of any Default or Event of Default that has occurred or may occur in the future, (c) the Lenders shall not, by implication or otherwise, be required to honor any future requests for Borrowings unless all the conditions precedent thereto shall have been satisfied and (d) neither this Waiver nor the making of the New Loans shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Issuing Bank under the Credit Agreement or any other Loan Document.

         SECTION 6. Representations and Warranties. To induce the other parties hereto to enter into this Waiver, each of Harvard, Doehler-Jarvis and the Borrowers represents and warrants to each of the Lenders, the Administrative Agent, the Collateral Agent and the Issuing Bank that, after giving effect to this Waiver, (a) other than with respect to Section 3.06 of the Credit Agreement, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) other than with respect to Sections 6.09,
6.10 and 6.11 of the Credit Agreement, no Default or Event of Default has occurred and is continuing.

         SECTION 7. Conditions to Effectiveness. This Waiver shall become effective as of the date first above written (the "Effective Date") on the date that the Administrative Agent shall have received counterparts of this Waiver that, when taken together, bear the signatures of Harvard, Doehler-Jarvis, the Borrowers and the Required Lenders.

         SECTION 8. Effect of Waiver. Except as expressly set forth herein, this Waiver shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Harvard, Doehler-Jarvis or the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Waiver shall apply and be effective only with respect to the provision of the Credit Agreement specifically referred to herein. Any default under this Waiver shall constitute an Event of Default under the Credit Agreement.

         SECTION 9. Counterparts. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Waiver by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

         SECTION 10. Applicable Law. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 11. Headings. The headings of this Waiver are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                       HARVARD INDUSTRIES, INC.,

                                          by     /s/ Joseph J. Gagliardi
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                       HARMAN AUTOMOTIVE, INC.,

                                          by     /s/ Joseph J. Gagliardi
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                       HAYES-ALBION CORPORATION,

                                          by     /s/ Joseph J. Gagliardi
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                       THE KINGSTON-WARREN CORPORATION,

                                           by    /s/ Joseph J. Gagliardi
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                       DOEHLER-JARVIS, INC.

                                          by     /s/ Joseph J. Gagliardi
                                                 -----------------------------
                                                 Name:
                                                 Title:

                                       DOEHLER-JARVIS GREENEVILLE, INC.

                                          by     /s/ Joseph J. Gagliardi
                                                 -----------------------------
                                                 Name:
                                                 Title:

                                       DOEHLER-JARVIS POTTSTOWN, INC.

                                          by     /s/ Joseph J. Gagliardi
                                                 -----------------------------
                                                 Name:
                                                 Title:

                                       DOEHLER-JARVIS TECHNOLOGIES, INC.

                                          by     /s/ Joseph J. Gagliardi
                                                 -----------------------------
                                                 Name:
                                                 Title:

                                       DOEHLER-JARVIS TOLEDO, INC.

                                          by     /s/ Joseph J. Gagliardi
                                                 -----------------------------
                                                 Name:
                                                 Title:

                                       CHEMICAL BANK, individually and as
                                       Administrative Agent, Collateral Agent
                                       and Swingline Lender,

                                          by     /s/ Rosemary Bradley
                                                 -----------------------------
                                                 Name:
                                                 Title:

                                       CHEMICAL BANK DELAWARE, an Issuing Bank

                                          by     /s/ Michael P. Handago
                                                 -----------------------------
                                                 Name:
                                                 Title: Vice-President

                                       COMERICA BANK,

                                          by     /s/ Deborah Albrecht
                                                 -----------------------------
                                                 Name:
                                                 Title: Account Representative

                                       FIRST UNION COMMERCIAL CORPORATION,

                                          by     /s/ Roseanne Disalvatore
                                                 -----------------------------
                                                 Name:
                                                 Title: Vice President

                                       LBJ SCHRODER BANK AND TRUST COMPANY

                                          by     /s/ Wing C. Louie
                                                 -----------------------------
                                                 Name:
                                                 Title: Vice President

                                       MIDLANTIC BANK, INC.

                                          by     /s/ Susan M. Graham
                                                 -----------------------------
                                                 Name:
                                                 Title: Vice-President

                                       NBD BANK,

                                          by     /s/ Mark W. Widawski
                                                 -----------------------------
                                                 Name:
                                                 Title: First Vice-President

                                       SANWA BUSINESS CREDIT CORPORATION,

                                          by
                                                 -----------------------------
                                                 Name:
                                                 Title:




TPA2-362725





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